Pursuant to Rule 497(e)
Registration Nos. 033-8021
033-6502
333-32798
333-11283
333-111662

SUNAMERICA EQUITY FUNDS

SUNAMERICA INCOME FUNDS

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

SUNAMERICA SERIES, INC.

SUNAMERICA SPECIALTY SERIES

(collectively, the “Funds”)

Supplement dated September 6, 2013 to the Funds’ Prospectuses as supplemented and amended to date

Effective immediately, in the section of the Funds’ Prospectuses titled “Sales Charge Reductions and Waivers—Waivers for Certain Investors for Class A Shares,” the following is hereby added at the end of such section to designate an additional category of investors who may purchase Class A shares of the Funds or their series without front-end sales charges:

•

“Financial intermediaries who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through self-directed investment brokerage accounts, that may or may not charge a transaction fee to its customers.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ALLSUP1-exMM_090613